UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 6, 2010

LIMELIGHT NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2220 W. 14th Street

Tempe, AZ 85281

(Address, including zip code, of principal executive offices)

(602) 850-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 6, 2010, Limelight Networks, Inc. (“Limelight”) issued a press release announcing that its Registration Statement on Form S-4, filed with the Securities and Exchange Commission regarding its proposed acquisition of EyeWonder, Inc. (“EyeWonder”), has been declared effective. The proxy statement/prospectus will be mailed beginning on or about April 7, 2010 to stockholders of record as of March 31, 2010. Limelight has set a date of Friday, April 30, 2010 for a meeting of its stockholders to consider and vote on the issuance of shares of Limelight common stock in connection with the proposed acquisition of EyeWonder. The meeting will be held at the Sheraton Phoenix Airport Hotel Tempe located at 1600 South 52nd Street, Tempe, Arizona 85281 at 9:00 a.m., local time. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Limelight Networks, Inc. dated as of April 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Date: April 6, 2010	By:	/s/ Philip C. Maynard
Philip C. Maynard
Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Limelight Networks, Inc. dated as of April 6, 2010.